Tait, Weller & Baker
                          Certified Public Accountants

                                                                 August 28, 1998


Securities and Exchange Commission
Washington, D.C. 20549

                                                   RE: Citizens Investment Trust
                                                               File No. 811-3626

Dear Sir or Madam,

         We have read item 77K of the Form N-SAR of Citizens Investment Trust, Inc. for the period ended June 30, 1998, and agree with the statements contained therein.

Very truly yours,

Tait, Weller & Baker
Tait, Weller & Baker


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